NUVEEN KANSAS MUNICIPAL BOND FUND

NUVEEN KENTUCKY MUNICIPAL BOND FUND

NUVEEN MICHIGAN MUNICIPAL BOND FUND

NUVEEN MISSOURI MUNICIPAL BOND FUND

NUVEEN OHIO MUNICIPAL BOND FUND

NUVEEN WISCONSIN MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 4, 2012

TO THE PROSPECTUS DATED SEPTEMBER 30, 2011

The last sentence of the first paragraph of the section “How We Manage Your Money—More About Our Investment Strategies—Portfolio Maturity” is hereby deleted in its entirety and replaced with the following two sentences:

The funds buy municipal bonds with different maturities in pursuit of their investment objectives. Each fund will maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MS4P-0112P